UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Presto Automation Inc.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED FEBRUARY 2, 2024

NOTICE OF Special MEETING OF STOCKHOLDERS
To Be Held February 26, 2024

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting of Stockholders of Presto Automation Inc. (the “Special Meeting”) to be held on February 26, 2024 at 10:00 a.m. Pacific Time. The Special Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/PRST2024SM and entering the control number found on your proxy card, voting instruction form or notice you previously received.

At the Special Meeting, you will be asked to:

1.      approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company from 180,000,000 shares to 100,000,000,000 shares (the “Charter Amendment Proposal”);

2.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA LLC, an entity affiliated with Cleveland Avenue LLC, upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company, and the Lenders are lenders under that certain Credit Agreement (“Credit Agreement”) dated as of September 21, 2022, and as amended to date, by and among the Company, the Lenders and the other parties thereto;

3.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”);

4.      approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of warrants to purchase shares of Common Stock, respectively (the “January Issuance Proposal”); and

5.      transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on February 7, 2024 may vote at the Special Meeting. Each stockholder of record is entitled to one vote for each share of common stock held at that time. During the Special Meeting, any stockholder attending the Special Meeting may access a list of the stockholders entitled to vote at the Special Meeting at www.virtualshareholdermeeting.com/ PRST2024SM by following the instructions contained in the Proxy Statement.

Your vote is important to us.    Whether or not you plan to attend the Special Meeting, we strongly urge you to cast your vote promptly. You may vote over the Internet, as well as by mail. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

By order of the Board of Directors,
/s/ Krishna Gupta
Krishna Gupta
Chairperson of the Board
February , 2024

Page
GENERAL INFORMATION	1
PROPOSAL 1 — APPROVAL OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	7
PROPOSAL 2 — APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK AND SHARES UNDERLYING WARRANTS TO PURCHASE COMMON STOCK	9
PROPOSAL 3 — APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK	12
PROPOSAL 4 — APPROVAL OF PROPOSED ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SUBORDINATED CONVERTIBLE NOTES AND SHARES UNDERLYING WARRANTS TO PURCHASE COMMON STOCK	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
OTHER MATTERS	20
OTHER INFORMATION	21
Householding of Proxies	21
Additional Filings	21
Stockholder Proposals for 2024 Annual Meeting of Stockholders	21

i

PRESTO AUTOMATION INC.
985 INDUSTRIAL ROAD
SAN CARLOS, CA 94070

Special MEETING OF STOCKHOLDERS
To Be Held February 26, 2024

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board”) of Presto Automation Inc. (“Presto,” the “Company,” “we” or “us”) is making this proxy statement (this “Proxy Statement”) available to you in connection with the solicitation of proxies for the Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held virtually on February 26, 2024 at 10:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/PRST2024SM. The Special Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting.

At the Special Meeting, our stockholders will be asked to:

1.      approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company from 180,000,000 shares to 100,000,000,000 shares (the “Charter Amendment Proposal”);

2.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA LLC, an entity affiliated with Cleveland Avenue LLC, upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company, and the Lenders are lenders under that certain Credit Agreement (“Credit Agreement”) dated as of September 21, 2022, and as amended to date, by and among the Company, the Lenders and the other parties thereto;

3.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”);

4.      approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of warrants to purchase shares of Common Stock, respectively (the “January Issuance Proposal”); and

5.      transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on February 7, 2024 (the “Record Date”) may vote at the Special Meeting.

This Proxy Statement and the accompanying Notice and proxy card are first being mailed to stockholders on or about February            , 2024.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

By submitting your proxy using any of the methods above, and as specified in the Notice, you authorize each of Xavier Casanova, our Chief Executive Officer, and Susan Shinoff, our General Counsel & Corporate Secretary, to represent you and vote your shares at the Special Meeting in accordance with your instructions. Either one of them may also vote your shares to adjourn the Special Meeting and will be authorized to vote your shares at any postponements or adjournments of the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Special Meeting, to be held on February 26, 2024, and at any postponements or adjournments of the Special Meeting. This Proxy Statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting.

How can I access the proxy materials?

On or about February            , 2024, we will mail to our stockholders printed copies of the proxy materials, including this Proxy Statement. You may also view and download our proxy materials at www.proxyvote.com. Please see the instructions below regarding how to submit your vote.

How can I attend and vote at the Special Meeting?

To be admitted to the Special Meeting, you will need to log in to www.virtualshareholdermeeting.com/PRST2024SM using the 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials for the Special Meeting. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. We recommend you carefully review the procedures needed to gain admission in advance.

Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log in and test your device’s audio system. We encourage you to access the Special Meeting in advance of the designated start time.

Stockholders encountering difficulty with the Special Meeting virtual platform during the sign-in process or at any time during the meeting may utilize technical support provided by the Company through Broadridge Financial Solutions, Inc. Technical support information is provided on the login page for all stockholders beginning 15 minutes prior to the start of the Special Meeting. If you have difficulties accessing the virtual Special Meeting during sign-in or during the meeting, please call the technical support number listed on the Special Meeting login page.

Stockholders eligible to participate in the Special Meeting may submit questions during the Special Meeting through www.virtualshareholdermeeting.com/PRST2024SM.

Will I be able to participate in the online Special Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Special Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost. We designed the format of the virtual Special Meeting to ensure that our stockholders who attend the Special Meeting will be afforded the same rights and opportunities to participate as they would at a physical, in-person meeting, and to enhance stockholder access, participation and communication through online tools. We will be providing stockholders with the ability to submit appropriate questions in real time via the Special Meeting website, limiting questions to one per stockholder unless time otherwise permits. We will also make the list of the stockholders entitled to vote at the Special Meeting available during the Special Meeting.

How do I vote my shares without attending the Special Meeting?

Stockholders of record.    You may vote by granting a proxy in the following ways:

•        By Internet:     go to www.virtualshareholdermeeting.com/PRST2024SM and follow the on-screen instructions. You will need the Notice or proxy card in order to vote by Internet.

•        By Mail:     request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name.    You may vote by submitting voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this on the Internet or by mail as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet voting facilities will close at 11:59 p.m., Eastern Time, on February 25, 2024 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than February 25, 2024.

What am I voting on at the Special Meeting?

At the Special Meeting, there are four proposals scheduled to be voted on:

•        Proposal 1:    Amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares of common stock, par value $0.0001 per share, from 180,000,000 shares to 100,000,000,000 shares (the “Charter Amendment Proposal”);

•        Proposal 2:    Approval of the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA LLC, an entity affiliated with Cleveland Avenue LLC, upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company, and the Lenders are lenders under that certain Credit Agreement (“Credit Agreement”) dated as of September 21, 2022, and as amended to date, by and among the Company, the Lenders and the other parties thereto;

•        Proposal 3:    Approval the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”); and

•        Proposal 4:    Approval of the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of warrants to purchase shares of Common Stock, respectively (the “January Issuance Proposal”).

Members of our management team are expected to be present at the Special Meeting, where they will have an opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting. The only class of stock entitled to vote at the Special Meeting is the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such holder. On the Record Date, there were            shares of Common Stock outstanding and entitled to vote at the Special Meeting.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Presto’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”). A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

Am I entitled to vote if my shares are held in street name?

If your shares are held in street name, the Notice will be forwarded to you by your bank, broker or other nominee, along with a voting instruction card. You may vote by directing your bank, broker or other nominee how to vote your shares. In most instances, you will be able to do this over the Internet or by mail, as indicated above under “How do I vote my shares without attending the Special Meeting?”

Under applicable rules, if you do not give instructions to your bank, broker or other nominee, it may vote on matters that are considered “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. The Charter Amendment Proposal is a routine matter, but the October Issuance Proposal, the November Issuance Proposal and the January Issuance Proposal are considered to be non-routine matters, so your bank, broker or other nominee cannot vote your shares on such proposals unless you provide voting instructions for such matter. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter resulting in a “broker non-vote.”

As a street name holder, you may be required to obtain a proxy form from your bank, broker or other nominee to use at the Special Meeting in order to vote your shares. Please follow the instructions that you receive from your broker, bank, or other nominee and the instructions that you will receive via email after registering for the Special Meeting, should you decide to vote during the virtual meeting.

How many shares must be present to hold the Special Meeting?

In order for Presto to conduct the Special Meeting, holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, shall constitute a quorum at the Special Meeting. Abstentions and “broker non-votes” are counted as present or represented and entitled to vote for purposes of determining a quorum.

What does it mean if I receive more than one Notice or proxy card?

Receiving more than one Notice or proxy card generally means that you hold shares in more than one brokerage account. To ensure that all of your shares are voted, please sign and return each proxy card, or, if you vote by Internet, vote once for each Notice or proxy card that you receive.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record.    Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted. A record holder may revoke their or its proxy by:

•        signing and delivering another proxy with a later date that is received no later than February 25, 2024;

•        voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on February 25, 2024;

•        sending a written statement to that effect to the Company’s Secretary, provided that such statement is received no later than February 25, 2024; or

•        voting at the Special Meeting.

Stockholders with shares held in street name.    If you wish to revoke your proxy or vote at the Special Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The inspector of elections appointed for the Special Meeting will tabulate and certify the votes.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 — Charter Amendment Proposal	Majority of outstanding shares	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	Counted as “AGAINST” vote
Proposal 2 — October Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 3 — November Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 4 — January Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

____________

(1)      If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the persons named in the form of proxy card (the “proxy holders”) who you have authorized to represent you and vote your shares at the Special Meeting will vote your shares in accordance with their best judgment.

Who will pay for the cost of the proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners (i.e., shares held in street name) and will be reimbursed for their reasonable expenses.

PROPOSAL 1 — approval of the amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares of common stock

At the Special Meeting, our stockholders will be asked to approve an amendment to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 180,000,000 shares to 100,000,000,000 shares.

Background

Our Certificate of Incorporation currently authorizes us to issue a total of 180,000,000 shares of Common Stock and 1,500,000 shares of preferred stock, par value $0.0001 per share. The Board has approved, and is seeking stockholder approval of, the amendment to the Certificate of Incorporation, in substantially the form attached hereto as Appendix A (the “Amendment”), to implement an increase in the number of shares of authorized Common Stock from 180,000,000 shares to 100,000,000,000 shares. The Board has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and has directed that the adoption and approval of the Amendment be submitted to our stockholders for consideration at the Special Meeting.

No other changes will be made to the other provisions of the Certificate of Incorporation pursuant to the Charter Amendment Proposal. The additional shares of Common Stock to be authorized pursuant to the Amendment, if and when issued, will be of the same class and would have the same rights as privileges as the shares of Common Stock currently authorized under our Certificate of Incorporation.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide stockholders with any such rights.

Reasons for the Amendment

As of February 1, 2024, of our 180,000,000 authorized shares of Common Stock, 71,042,539 shares of Common Stock were issued and outstanding. In addition to the shares of Common Stock issued and outstanding on February 1, 2024, there were 38,678,790 shares reserved for issuance pursuant to outstanding warrants, 12,143,916 shares reserved for issuance under the company’s equity incentive plans, 10,500,000 shares issuable as anti-dilution shares and 36,000,000 shares reserved for issuance pursuant to the Notes. Therefore, we currently have limited authorized shares of Common Stock available for future issuance.

The Board believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by providing the shares needed to raise additional capital to sustain our business operations in light of the Company’s current liquidity position. The additional authorized shares will be available for issuance from time to time to enable us to raise additional capital for use in our business or for other general purposes that the Board may deem advisable. We have, and will be required to continue to, engage in capital raising transactions to fund our business and operations and have determined that such future transactions would require an increase in the number of authorized shares. In determining the size of the proposed authorized share increase, the Board considered a number of factors, including, among other things, the amount of capital needed to fund our operations, the potential terms needed to raise additional capital, including the potential issuance of warrants to purchase Common Stock associated with equity financings, and the effect of anti-dilution provisions contained in existing and future financing agreements.

Pursuant to the terms of the Forbearance and Fourth Amendment to Credit Agreement, dated as of January 22, 2024, by and among the Company and its wholly owned subsidiary Presto Automation LLC and Metropolitan Partners Group Administration, LLC (“Metropolitan”), as administrative agent on behalf of the Lenders, the Company has agreed to raise aggregate gross cash proceeds of not less than $12 million on or before March 8, 2024 in exchange for certain concessions and waivers by Metropolitan under the Credit Agreement. As of the date of this Proxy Statement, the Company had raised $6 million of aggregate gross cash proceeds and therefore intends to issue a portion of the additional authorized shares that may become available if the Amendment is approved in an additional capital raise prior to March 8, 2024. The Company also intends to issue a portion of the additional authorized shares that may become available if the Amendment is approved as described in Proposal 2 (the October Issuance Proposal), Proposal 3 (the November Issuance Proposal) and Proposal 4 (the January Issuance Proposal). As previously disclosed by the Company on February 2, 2024, net proceeds from the January 2024 Offering (as defined below), together with the Company’s other cash resources and projects revenues, are sufficient for the Company to sustain its operations through the end of February. The Company is currently exploring alternatives and in discussions with potential investors to raise capital. Accordingly, any additional future capital raising transactions involving the Company would likely require the issuance, or reservation for issuance, of additional shares of Common Stock and such shares would be available for issuance if the Amendment is approved.

Without an increase in the number of authorized shares of Common Stock, we will be constrained in our ability to raise capital and will not be able to fund our operations, which would adversely affect our financial performance and growth.

Potential Effects of the Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of Amendment

If our stockholders approved the Charter Amendment Proposal, the Amendment will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to occur as soon as practicable following stockholder approval of this proposal. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

Required Vote of Stockholders

To approve the increase in the number of authorized shares of Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock is required. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters and, therefore, broker non-votes are not expected on this proposal.

Our Board unanimously recommends that you vote “FOR”
the Charter Amendment Proposal.

PROPOSAL 2 — APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK AND shares underlying WARRANTS TO PURCHASE COMMON STOCK

At the Special Meeting, our stockholders will be asked to approve the issuance of up to an aggregate of 11,041,812 shares of Common Stock to Presto CA and the Lenders (each as defined below) upon operation of anti-dilution provisions contained in the October Transaction Documents (as defined below), as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On October 10, 2023, the Company entered into a Securities Purchase Agreement (the “CA Purchase Agreement”) with Presto CA LLC, an accredited investor (“Presto CA”), pursuant to which the Company agreed to sell 1,500,000 newly issued shares of Common Stock, at a purchase price of $2.00 per share (the “Per Share Purchase Price”) for an aggregate purchase price of $3.0 million in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Private Placement”). Presto CA is affiliated with Cleveland Avenue LLC, and Keith Kravcik, a director of Presto, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in Presto CA. The CA Purchase Agreement includes anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the closing date of the Private Placement to April 1, 2024 at a price per share below the Per Share Purchase Price, which would require the Company to issue additional shares of Common Stock to Presto CA, upon the terms and subject to the conditions contained in the CA Purchase Agreement.

In addition, on October 10, 2023, the Company entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement dated as of September 21, 2022, as amended on March 31, 2023, May 22, 2023, January 22, 2024 and January 31, 2024 (the “Credit Agreement”) with Metropolitan Partners Group Administration, LLC, the administrative, payment and collateral agent (the “Agent”) for Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”). In connection with the effectiveness of the Third Amendment, on October 16, 2023, the Company issued (i) warrants to purchase 3,000,000 shares of Common Stock at a purchase price of $0.01 per share to the Lenders in exchange for an aggregate of $6,000,000 of accrued and previously capitalized interest (the “Third Amendment Conversion Warrants”) and (ii) warrants to purchase 25,000 shares of Common Stock at a purchase price of $0.01 per share (the “Third Amendment Warrants” and, together with the Third Amendment Conversion Warrants, the “Warrants”) to the Lenders in exchange for the Agent entering into the Third Amendment (such issuance of Warrants, together with the Private Placement, is referred to herein as the “October 2023 Offering”). The Warrants may be exercised for cash or pursuant to a net exercise at any time on or before the date that is the five year anniversary of the date of the issuance of the Warrants; provided, that the Company shall not effect the exercise of any portion of the warrant to the extent that giving effect to such exercise, the holder thereof, together with its affiliates collectively would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such exercise. In addition, the Third Amendment Conversion Warrants are subject to anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the issuance date of the Third Amendment Conversion Warrants to April 1, 2024 at a price per share below $2.00, upon the terms and subject to the conditions contained in the Third Amendment Conversion Warrants.

The description of the material terms of the CA Purchase Agreement and the Warrants (collectively, the “October Transaction Documents”) provided does not purport to be a complete description of all of the terms of such agreements. You can find the October Transaction Documents and further information about the Private Placement and Warrants in the Current Report on Form 8-K that we filed with the SEC on October 11, 2023.

The Company received gross proceeds of approximately $3.0 million from the Private Placement, prior to deducting fees and offering expenses. The Company did not receive any cash proceeds from the issuance of the Warrants, but did receive a reduction of $6.0 million of the Company’s secured debt.

In November 2023, the Company completed an offering of an aggregate of 7,750,000 shares of the Company’s Common Stock (the “November 2023 Offering”). Such offering triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Warrants. The Company agreed with each of Presto CA and the Lenders that the “New Issuance Price” (as defined in the CA Purchase Agreement and Warrants, respectively) would be $1.00. As a result of the November 2023 Offering, the Company is required to issue an additional 1,500,000 shares of Common Stock to Presto CA and increase the amount of Common Stock issuable upon the exercise of the Warrants from 3,000,000 shares to 6,000,000 shares.

Further, in January 2024, the Company issued an aggregate principal of $9.0 million of subordinated notes that are convertible into 36,000,000 shares of the Common Stock at the option of the holder at an initial conversion price of $0.25 per share. The Company received $6.0 million of cash proceeds in respect of the subordinated notes, and $3.0 million principal amount of subordinated notes were issued to the lead investor in exchange for forfeiting 3,000,000 shares of our common stock that the lead investor had purchased on November 21, 2023 at a price of $1.00 per share together with all shares of Common Stock that would be issuable in respect of such shares as a result of this financing, totaling 4,500,000 additional shares. Such offering triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Warrants. The Lenders, Metropolitan and the holders of 3,000,000 out of the 4,000,000 shares issued in the November 2023 Offering that were not being forfeited agreed that the “New Issuance Price” (as defined in the CA Purchase Agreement and Warrants, respectively) for the purpose of anti-dilution protection regarding to the January 2024 Offering would be $0.40 and not $0.25. As a result of the January 2024 Offering, the Company is required to issue an additional 4,500,000 shares of Common Stock to Presto CA and increase the amount of Common Stock issuable upon the exercise of the Warrants from 6,000,000 shares to 15,000,000 shares.

Reasons for the Financings

We believe that the October 2023 Offering was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the October 2023 Offering allowed the Company to fund its business operations. We also believe that the anti-dilution protections contained in the October Transaction Documents were reasonable in light of market conditions and the size and type of the October 2023 Offering, and that we would not have been able to complete the October 2023 Offering unless such anti-dilution provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Exercise Agreement, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”. The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

The October 2023 Offering did not constitute a public offering under the Nasdaq Listing Rules. On October 9, 2023, the last trading day prior to the entry into the CA Purchase Agreement and the issuance of the Warrants, the closing price of the Common Stock was $1.66 and the average closing price of the Common Stock for the five trading days immediately preceding October 10, 2023 was $1.73. Immediately prior to entering into the October Transaction Documents, and the closing of the October 2023 Offering, we had 57,415,942 outstanding shares of Common Stock. As described above, as a result of the offering completed by the Company in November 2023, the Company agreed that the “New Issuance Price” (as defined in the CA Purchase Agreement and Warrants, respectively) for Presto CA and the Lenders would be $1.00. Further, after giving effect to the anti-dilution adjustments in each applicable October Transaction Document as a result of the November 2023 Offering and the January 2024 Offering, an aggregate of 13,500,000 shares of Common Stock (including shares issuable upon exercise of the Warrants) were to be issued in connection with the October 2023 Offering.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the October 2023 Offering at an exercise price less than the Minimum Price as a result of the anti-dilution features of the October Transaction Documents, since such provisions result in the issuance of shares at less than the Minimum Price.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the CA Purchase Agreement or the issuance of the Warrants. The CA Purchase Agreement and the Warrants have already been executed and delivered, and the closing of the October 2023 Offering has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock and Warrants in accordance with the anti-dilution provisions of the applicable agreement will be limited to the extent that such exercise would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding at an exercise price less than the Minimum Price. Pursuant to the terms of the CA Purchase Agreement and Warrants, as applicable, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued to Presto CA and holders of the Warrants reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional capital or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 11,041,812 shares of Common Stock to Presto CA and the Lenders. The issuance of shares of Common Stock to Presto CA and the issuance of shares of Common Stock to the Lenders upon the exercise of the Warrants will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock. In addition, if each of Proposal 2 (the October Issuance Proposal), Proposal 3 (the November Issuance Proposal) and Proposal 4 (the January Issuance Proposal) are approved, up to an aggregate of 41,600,728 shares of Common Stock may be issued.

Vote Required

To be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal.

Our BOARD unanimously recommends you vote “FOR”
the October Issuance Proposal.

PROPOSAL 3 — APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK

At the Special Meeting, our stockholders will be asked to approve the issuance of up to an aggregate of 3,444,125 shares of Common Stock to the November 2023 Purchasers (as defined below) upon operation of anti-dilution provisions contained in the November Purchase Agreements (as defined below), as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On November 17, 2023, the Company entered into common stock purchase agreements (the “November Purchase Agreements”) with several investors (the “November 2023 Purchasers”) relating to the issuance and sale of an aggregate of 7,750,000 shares of the Company’s Common Stock (the “November 2023 Offering”).

Pursuant to the November Purchase Agreements, the Company issued 4,000,000 shares of Common Stock at an offering price of $1.00. The offering also includes the issuance of 3,750,000 shares of Common Stock to one investor and its related party at an average price of $0.80 per share. The November Purchase Agreements include anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from November 21, 2023 to April 1, 2024 at a price per share below $1.00, which would require the Company to issue additional shares of Common Stock to November 2023 Purchasers, upon the terms and subject to the conditions contained in the November Purchase Agreements.

The Company received gross proceeds of approximately $7.0 million from the November 2023 Offering, prior to deducting placement agent fees and other estimated offering expenses payable by the Company.

The November 2023 Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-275112), which was previously filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2023 and declared effective on October 30, 2023, and a prospectus supplement, dated November 17, 2023, and accompanying prospectus, dated October 30, 2023.

Further, in January 2024, the Company issued an aggregate principal of $9.0 million of subordinated notes that are convertible into 36,000,000 shares of the Common Stock at the option of the holder at an initial conversion price of $0.25 per share. The Company received $6.0 million of cash proceeds in respect of the subordinated notes, and $3.0 million principal amount of subordinated notes were issued to the lead investor in exchange for forfeiting 3,000,000 shares of our common stock that the lead investor had purchased on November 21, 2023 at a price of $1.00 per share together with all shares of Common Stock that would be issuable in respect of such shares as a result of this financing, totaling 4,500,000 additional shares. Such offering triggered anti-dilution adjustment provisions in the November Purchase Agreements. The November 2023 Purchasers holding of 3,000,000 out of the 4,000,000 shares issued in the November 2023 Offering that were not being forfeited agreed that the “New Issuance Price” (as defined in the November Purchase Agreement) for the purpose of anti-dilution protection regarding to the January 2024 Offering would be $0.40 and not $0.25 and November 2023 Purchasers holding the remaining 1,00,000 shares issued in the November 2023 Offering agreed that the “New Issuance Price” (as defined in the November Purchase Agreement) for the purpose of anti-dilution protection regarding to the January 2024 Offering would be $0.25. As a result of the January 2024 Offering, the Company is required to issue an additional 4,500,000 shares to holders agreeing to a “New Issuance Price” of $0.40 and an additional 3,000,000 shares to the holders agreeing to a “New Issuance Price” of $0.25.

Reasons for the Financing

We believe that the November 2023 Offering was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the November 2023 Offering allowed the Company to fund its business operations. We also believe that the anti-dilution protections contained in the November Purchase Agreements were reasonable in light of market conditions and the size and type of the November 2023 Offering, and that we would not have been able to complete the November 2023 Offering unless such anti-dilution provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Exercise Agreement, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”. The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

The November 2023 Offering did not constitute a public offering under the Nasdaq Listing Rules. On November 16, 2023, the last trading day prior to the entry into the November Purchase Agreement, the closing price of the Common Stock was $0.82 and the average closing price of the Common Stock for the five trading days immediately preceding November 17, 2023 was $0.92. Immediately prior to entering into the November Purchase Agreement, and the closing of the November 2023 Offering, we had 59,029,377 outstanding shares of Common Stock. As described above, as a result of the offering completed by the Company in January 2024, the Company agreed that the “New Issuance Price” (as defined in the November Purchase Agreement) for the purpose of anti-dilution protection regarding to the January 2024 Offering would be $0.40 and not $0.25, in the case of November 2023 Purchasers holding of 3,000,000 out of the 4,000,000 shares issued in the November 2023 Offering, and to be $0.25, in the case of the November 2023 Purchasers holding the remaining 1,000,000 shares issued in the November 2023 Offering. Further, after giving effect to the anti-dilution adjustments in the November Purchase Agreements, an aggregate of 13,750,000 shares of Common Stock were to be issued in connection with the November 2023 Offering.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the November 2023 Offering at an exercise price less than the Minimum Price as a result of the anti-dilution features of the November Purchase Agreements, since such provisions result in the issuance of shares at less than the Minimum Price.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the November Purchase Agreements. The November Purchase Agreements have already been executed and delivered, and the closing of the November 2023 Offering has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock in accordance with the anti-dilution provisions of the November Purchase Agreements will be limited to the extent that such exercise would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding at an exercise price less than the Minimum Price. Pursuant to the terms of the November Purchase Agreement, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued to the November 2023 Purchasers reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional capital or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 3,444,125 shares of Common Stock to the November 2023 Purchasers. The issuance of shares of Common Stock to the November 2023 Purchasers will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock. In addition, if Proposal 2 (the October Issuance Proposal) and Proposal 4 (the January  Issuance Proposal) are approved, up to an aggregate of 41,600,728 shares of Common Stock may be issued.

Vote Required

To be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal.

Our BOARD unanimously recommends you vote “FOR” the NOVEMBER Issuance
Proposal.

PROPOSAL 4 — APPROVAL OF PROPOSED ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SUBORDINATED CONVERTIBLE NOTES AND SHARES UNDERLYING WARRANTS TO PURCHASE COMMON STOCK

At the Special Meeting, our stockholders will be asked to approve the proposed issuance of up to an aggregate of 27,114,791 shares of Common Stock underlying the Notes issued to the January 2024 Purchasers (each as defined below) and the Fifth Amendment Warrants (as defined below) issued to the Lenders, as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On January 29, 2024, the Company entered into Securities Purchase Agreements (the “January Purchase Agreements”) with several investors (the “January 2024 Purchasers”) relating to the issuance and sale (the “January 2024 Offering”) of an aggregate of:

(1)    $6.0 million principal amount of subordinated notes (the “Notes”) in consideration for a cash investment of $6.0 million from a number of investors consisting of (i) a lead investor (the “Lead Investor”) who purchased $3.0 million of the Notes, (ii) Remus Capital Series B II, L.P. (“Remus Capital”), an entity controlled by our Chairman and under common control with other entities that beneficially owned 25.2% of our outstanding shares of Common Stock prior to the January 2024 Offering, which purchased $2.675 million of the Notes, and (iii) various other investors, and

(2)    $3.0 million principal amount of subordinated notes issued to the Lead Investor in exchange for forfeiting 3,000,000 shares of our common stock that the Lead Investor had purchased on November 21, 2023 at a price of $1.00 per share together with all shares of Common Stock that would be issuable in respect of such shares as a result of this financing, totaling 4,500,000 additional shares.

PIK Interest.    Interest on the Notes accrues monthly by increasing principal at a rate of 7.5% per annum. The interest rate shall increase to 12% in the case of an event of default (an “Event of Default”).

Conversion.    The Notes are convertible into 36,000,000 shares of Common Stock at the option of each holder at an initial conversion price of $0.25 per share.

The Notes shall convert mandatorily into Common Stock at the then prevailing conversion price immediately prior to (a) a Restructuring Transaction, and (b) a Change of Control Transaction with a financial investor. For these purposes:

•        “Restructuring Transaction” is any transaction or series of transactions which has the effect of (i) forgiving, reducing, or modifying the principal balance of, or otherwise adjusting the amount of, the indebtedness (the “Senior Indebtedness”) outstanding under the Credit Agreement (“Credit Agreement”) dated as of September 21, 2022, as amended on March 31, 2023 and May 22, 2023, with the Agent, Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”) with Metropolitan Partners Group Administration, LLC, as agent (the “Agent”), and the other parties thereto, (ii) exchanging all or any portion of the Senior Indebtedness for any other instrument or security, (iii) the exercise of any rights or remedies by the administrative agent or any lender under the Credit Agreement and related documents, or (iv) replacing or refinancing the Senior Indebtedness, in whole or in part.

•        “Change of Control” means (i) consolidations, mergers and reorganizations in which a majority of the voting power of the Company after the transaction changes, (ii) the transfer to a person or group of 20% of the voting power of the Company, (iii) the acquisition of beneficial ownership of 25% of the voting power or economic interests of the Company on a fully diluted basis or the acquisition of the power to elect a majority of the board, or (iv) the sale of transact of all or substantially all of the assets of the Company. A Change of Control is not triggered if the transaction is to or involves a strategic investor as opposed to a financial investor.

Full Ratchet Anti-dilution Protection.    The Notes benefit from “full ratchet” anti-dilution protection through September 30, 2024. As a result, in the event of the issuance of any Common Stock or securities convertible into or exchangeable for Common Stock at a price that is less than the initial Conversion Price, the Conversion Price shall be reduced to that lower price.

Conversion Cap.    Pursuant to Nasdaq Listing Rule 5635(d), the total number of shares of Common Stock that can be issued upon conversion of the Notes and upon exercise of the Fifth Amendment Warrants (as defined below) is limited to 19.99% of the outstanding shares of the Company (the “January Offering Share Cap”) at the time of the closing of the Offering absent shareholder approval. Absent the January Offering Share Cap, the total number of shares issuable under the Note is 36,000,000 and pursuant to the Fifth Amendment Warrants is 5,323,298 shares. The January Offering Share Cap is 14,190,042.

Subordination.    The Notes are subject to the terms and conditions of the Senior Indebtedness and addition provisions set forth in the Notes, including, without limitation, (i) the Notes are subordinated to the prior payment in cash in full of the Senior Indebtedness, (ii) no principal or interest may be paid in cash on the Notes prior to the repayment in cash in full of the Senior Indebtedness, (iii) each Note holder authorizes the Agent to file any claim on its behalf, to vote its interest, and not to support and not impede any plan or other steps proposed by the Agent in connection with any insolvency proceeding.

Triggering and Partial Waiver of Anti-dilution Protection Associated with Previously Issues Securities.

In addition, on January 30, 2024, the Company and its wholly owned subsidiary Presto Automation LLC, entered into a Fifth Amendment to Credit Agreement and Acknowledgment (the “Fifth Amendment”) with the “Agent, as administrative agent on behalf of the Lenders party to the Credit Agreement, and certain significant stakeholders of the Company party thereto. The Fifth Amendment was preceded by the Forbearance and Fourth Amendment to the Credit Agreement, dated January 22, 2024 (the “Forbearance Agreement”), by and among the Company, the Agent, the Lenders and certain significant stakeholders of the Company party thereto.

In connection with the effectiveness of the Fifth Amendment, the Company issued to the Lenders warrants to purchase 5,323,298 shares of Common Stock (the “Fifth Amendment Warrants”) reflecting a value equal to the amount of interest that would accrue on the outstanding loan under the Credit Agreement through December 31, 2024 at a rate of 4% per annum. The Fifth Amendment Warrants were required to be issued pursuant to the Forbearance Agreement to account for the reduction in interest rate under the Credit Agreement from 12% to 8% upon the closing of the Offering. The Warrants may be exercised for cash or pursuant to a net exercise at any time on or before the date that is the five year anniversary of the date of the issuance of the Warrants; provided, that the Company shall not effect the exercise of any portion of the warrant to the extent that giving effect to such exercise, the holder thereof, together with its affiliates collectively would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such exercise. In addition, the Fifth Amendment Warrants are subject to anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the issuance date of the Fifth Amendment Conversion Warrants to April 1, 2024 at a price per share below $0.40, upon the terms and subject to the conditions contained in the Fifth Amendment Conversion Warrants.

Reasons for the Financings

We believe that the January 2024 Offering and the issuance of the Fifth Amendment Warrants was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the January 2024 Offering allowed the Company to fund its business operations through the end of February 2024. We also believe that the provisions contained in the January Purchase Agreements, including the initial conversion rate of the Notes, and the terms of the Fifth Amendment Warrants were reasonable in light of market conditions and the size and type of the January 2024 Offering, and that we would not have been able to complete the January 2024 Offering unless such provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Exercise Agreement, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”.

The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

The January 2024 Offering and issuance of the Fifth Amendment Warrants did not constitute a public offering under the Nasdaq Listing Rules. On January 26, 2024, the last trading day prior to the entry into the January Purchase Agreements and the issuance of the Fifth Amendment Warrants, the closing price of the Common Stock was $0.26 and the average closing price of the Common Stock for the five trading days immediately preceding January 29, 2024 was $0.28. Immediately prior to entering into the January Purchase Agreement and the issuance of the Fifth Amendment Warrants, and the closing of the January 2024 Offering, we had 71,042,539 outstanding shares of Common Stock. As described above, as a result of the offering completed by the Company in January 2024, the Company agreed to issue up to an aggregate of 36,000,000 shares of Common Stock upon conversion of the Notes at an initial conversion price of $0.25 per share.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the January 2024 Offering at an exercise price less than the Minimum Price as a result of the conversion of the Notes in accordance with the terms of the January Purchase Agreements and the issuance of shares of Common Stock underlying the Fifth Amendment Warrants, since such conversion of the Notes or issuance of shares underlying the Fifth Amendment Warrants, as applicable, results in the issuance of shares at less than the Minimum Price.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the January Purchase Agreements or the issuance of the Fifth Amendment Warrants. The January Purchase Agreements have already been executed and delivered, and the closing of the January 2024 Offering has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock upon conversion of the Notes in accordance with the terms of the January Purchase Agreements or the issuance of shares underlying the Fifth Amendment Warrants, as applicable, will be limited to the extent that such exercise would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding at an exercise price less than the Minimum Price. Pursuant to the terms of the January Purchase Agreements, we agreed to hold a meeting of stockholders and take such action as necessary to have authorized, and reserved for the purpose of issuance, no less 100% of the maximum number of shares of Common Stock issuable upon conversion of all the Notes then outstanding. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional capital or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 27,114,791 shares of Common Stock to the January 2024 Purchasers and the Lenders. The issuance of shares of Common Stock to the January 2024 Purchasers and the Agent, as applicable, will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock. In addition, if Proposal 2 (the October Issuance Proposal) and Proposal 3 (the November Issuance Proposal) are approved, up to an aggregate of 41,600,728 shares of Common Stock may be issued.

Vote Required

To be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal.

Our BOARD unanimously recommends you vote “FOR” the CONVERTIBLE NOTE
Issuance Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our Common Stock as of February 1, 2024, for:

•        each person known to us to own beneficially 5% or more of our outstanding Common Stock;

•        each of our directors or director nominees;

•        each of our named executive officers; and

•        all of our directors and executive officers as a group.

As of February 1, 2024, there were 71,042,539 shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	% OF COMMON STOCK
DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Krishna K. Gupta(2)	15,282,555	21.1%
Keith Kravcik	—	—%
Gail Zauder	107,945	*%
Xavier Casanova	104,643	*%
Ilya Golubovich(3)	59,013	*%
Dan Mosher	279,779	*%
Edward Scheetz(4)	1,336,784	1.9%
Rajat Suri(5)	7,018,232	9.3%
Tewfik Cassis	15,000	*%
Sasha Hoffman	30,000	*%
Matthew MacDonald	—	—%
All Directors and Executive Officers as a group (14 individuals)	25,346,804	33.0%
Five Percent Holders:
Cleveland Avenue, LLC(6)	11,500,000	16.2%
I2BF Global Investments LTD(7)	4,429,505	6.2%
Chardan International Investments, LLC(8)	2,998,957	4.2%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of Presto’s stockholders is c/o Presto Automation Inc., 985 Industrial Road, San Carlos, CA 94070.

(2)      Consists of (i) (a) 1,479,680 shares of Common Stock and (b) 873,031 options to purchase shares of Common Stock exercisable within 60 days held by KKG Enterprises LLC, for which Krishna K. Gupta is the managing member; (ii) 239,399 shares of Common Stock held of record by Romulus Capital I, L.P. (“Romulus I”), for which Mr. Gupta is one of two members of Palatine Hill Ventures GP LLC, the general partner of Romulus I, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus I; (iii) 3,608,384 shares of Common Stock held of record by

Romulus Capital II, L.P. (“Romulus II”), for which Mr. Gupta is one of two managing members of Romulus Capital II GP, LLC (the “Romulus GP”), the general partner of Romulus II, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus II; (iv) 8,225,642 shares of Common Stock held of record by Romulus Capital III, L.P. (“Romulus III”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus III, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus III; (v) 159,209 shares of Common Stock held of record by Romulus ELC B3 Special Opportunity, L.P. (“Romulus Special Opportunity”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus Special Opportunity, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus Special Opportunity; and (vi) 638,076 shares of Common Stock held of record by Zaffran Special Opportunities LLC, for which Mr. Gupta is the sole general partner.

(3)      Includes 5,131 RSUs that vest within 60 days.

(4)      Consists of (i) 288,925 shares of Common Stock owned by Ventoux Acquisition, for which Edward Scheetz is a managing member and has voting and/or dispositive powers with respect to such shares, (ii) 326,702 shares of Common Stock held by Mr. Scheetz, (iii) 15,395 shares of Common Stock underlying RSUs and (iv) 705,762 warrants to purchase shares of Common Stock.

(5)      Consists of (i) 2,234,703 shares of Common Stock and (ii) 4,783,529 options to purchase shares of Common Stock exercisable within 60 days. Mr. Suri resigned from his roles with the Company on March 21, 2023, and any unvested stock options were accelerated on March 25, 2023 and any stock options vested as of such date would remain exercisable for three years.

(6)      Consists of 10,000,000 shares of Common Stock held of record by Presto CA LLC (“Presto CA”). Cleveland Avenue Food and Beverage Fund II, LP (“CAFB Fund II”) is the sole member of Presto CA. Cleveland Avenue GP II, LLC (“Cleveland Avenue GP II”) is the general partner of CAFB Fund II. Cleveland Avenue, LLC (“CA LLC”) is the sole member of Cleveland Avenue GP II. Donald Thompson is the sole manager of CA LLC. Consequently, Mr. Thompson may be deemed to have sole voting and dispositive power over the shares held directly by Presto CA. Mr. Thompson disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The principal business address of Presto CA is c/o Cleveland Avenue, 222 N. Canal St., Chicago, IL 60606.

(7)      Consists of 4,394,589 shares of Common Stock held of record by I2BF Global Investments LTD (“I2BF”). The business address of I2BF is c/o HSM Corporate Services Ltd. 68 Fort Street, PO Box 31726, Grand Cayman KY 1-1297, Cayman Islands.

(8)      Consists of (i) 1,108,171 shares of Common Stock and 1,875,000 private placement warrants held by Chardan International Investments, LLC (“Chardan Investments”). 155,575 of the shares of Common Stock held by Chardan Investments are subject to vesting based upon achievement of certain stock price thresholds in accordance with the terms of the Merger Agreement. The business address for such entities is c/o Chardan Capital Markets LLC, 17 State Street, 21st Floor, New York, NY 10004.

OTHER MATTERS

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your Proxy Statement, been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the proxy materials by writing to: 985 Industrial Road, San Carlos, CA 94070 or by telephone at: (650) 817-9012.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, https://presto.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Conduct, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, Strategic Finance Committee Charter, Corporate Governance Guidelines and amendments thereto are also available at our website, as described above. If we make any amendments to our Code of Conduct or grant any waiver, including any implicit waiver, from a provision of either code applicable to our CEO, CFO or principal accounting officer requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website. The content of our website, however, is not part of this Proxy Statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 985 Industrial Road, San Carlos, CA 94070.

Stockholder Proposals for 2024 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2024 Proxy Statement”) for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). To be eligible for inclusion in the 2024 Proxy Statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than June 29, 2024 in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2023 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2024 Annual Meeting, without having it included in the 2024 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the 2023 Annual Meeting of Stockholders. For the 2024 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than August 8, 2024 and no later than September 7, 2024. Notwithstanding the foregoing, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2023 Annual Meeting, to be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 5:00 p.m. Eastern Time on the 120th day prior to the 2024 Annual Meeting and not later than the later of 5:00 p.m. Eastern Time on the 90th day prior to the 2024 Annual Meeting, or the 5:00 p.m. Eastern Time on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 Annual Meeting of Stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees).

Notices of any proposals or nominations for the Company’s 2024 Annual Meeting of Stockholders should be sent to Presto Automation Inc., Attention: Secretary, 985 Industrial Road, San Carlos, CA 94070.

Appendix A

PRESTO AUTOMATION INC.

Form of Amendment to the Second Amended and Restated Certificate of Incorporation

Presto Automation Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.       This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State on September 21, 2022 (the “Certificate of Incorporation”).

2.       Section 4.1.1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“4.1.1 The total number of shares of all classes of stock that the Corporation has authority to issue is 100,001,500,000 shares, consisting of two classes: 100,000,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 1,500,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

3.       This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.       All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by            , its            , this            day of            ,            .

Presto Automation Inc.
By
[NAME]
[TITLE]

A-1

PRESTO AUTOMATION INC. 985 INDUSTRIAL ROAD SAN CARLOS, CA 94070 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PRST2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V29865-S83318 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PRESTO AUTOMATION INC. The Board of Directors recommends you vote FOR the following proposals: 1. To approve an amendment to the Second Amended and Restated Certificate of Incorporation of Presto Automation Inc. (the “Company”) to increase the total number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company from 180,000,000 shares to 100,000,000,000 shares. 2. To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA LLC, an entity affiliated with Cleveland Avenue LLC, upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein. Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company, and the Lenders are lenders under that certain Credit Agreement dated as of September 21, 2022, and as amended to date, by and among the Company, the Lenders and the other parties thereto. 3. To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements. 4. To approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of warrants to purchase shares of Common Stock, respectively. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. V29866-S83318 PRESTO AUTOMATION INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 26, 2024 AT 10:00 AM PACIFIC TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Xavier Casanova and Susan Shinoff, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Presto Automation Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on February 26, 2024, atwww.virtualshareholdermeeting.com/PRST2024SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE